Exhibit 99.1
FOR IMMEDIATE RELEASE
HYPERCOM PROVIDES UPDATE ON REJECTION OF UNSOLICITED, NON-BINDING PROPOSAL FROM VERIFONE
COMPANY TO ANNOUNCE THIRD QUARTER 2010 EARNINGS ON NOVEMBER 2, 2010
WITHDRAWS DELAWARE LITIGATION
SCOTTSDALE, Ariz. — October 7, 2010 — Hypercom Corporation (NYSE: HYC) (the “Company”), the high security electronic payment and digital transactions solutions provider, today announced that it has voluntarily withdrawn its lawsuit against VeriFone Systems, Inc (NYSE: PAY), filed in the Court of Chancery of the State of Delaware, which sought to preclude VeriFone from violating a two-year Mutual Nondisclosure Agreement signed by both companies on June 25, 2009. The lawsuit limited the information that each company could publicly disclose while the litigation was ongoing.
The Company withdrew the lawsuit in light of VeriFone’s September 29, 2010 announcement of a September 27, 2010 unsolicited, non-binding proposal to acquire Hypercom, which was unanimously rejected by the Hypercom Board of Directors. The Board believes that the VeriFone announcement and subsequent statements made by VeriFone are potentially misleading.
“We filed a lawsuit to prevent VeriFone from making public any of the confidential financial projections we shared with VeriFone,” said Norman Stout, Chairman of the Hypercom Board of Directors. “Despite a mutually agreed upon nondisclosure agreement, VeriFone made a series of public statements that we believe could be misconstrued by Hypercom’s stockholders. We therefore felt it necessary to withdraw our litigation in order to set the record straight.”
Over the past several years, Hypercom has been approached periodically by VeriFone to explore whether long-term value could be generated for Hypercom and VeriFone stockholders through a business combination. While Hypercom is an increasingly strong, independent competitor in the global market, at VeriFone’s initiation, the Company has engaged in numerous detailed, good faith discussions with VeriFone in the belief that a combination at the right price could benefit its stockholders and therefore would warrant the Board’s full and concerted consideration. The Company noted that:
-	Since May 6, 2010, Hypercom’s senior management and Board members have actively engaged with VeriFone’s management through a number of in-person and telephonic meetings.

-	VeriFone’s September 27, 2010 proposal incorrectly suggested that Hypercom had not engaged in meaningful discussions with VeriFone regarding a combination.

-	VeriFone’s September 27, 2010 proposal omitted that, over time, VeriFone was provided with valuable, non-public information on Hypercom’s expected performance.

-	VeriFone’s September 24, 2010 and September 27, 2010 proposals contained terms that the Board concluded significantly undervalued the Company and, importantly, those terms were substantially reduced compared to several previous private proposals, including one made as recently as June 23, 2010.
As previously announced, Hypercom expects to significantly exceed Wall Street securities analysts’ consensus estimate of $112 million in net revenues for the third quarter, ended September 30, 2010. Accordingly, Hypercom requested that VeriFone delay making public an unsolicited, non-binding proposal prior to the release of Hypercom’s third quarter 2010 earnings so that its stockholders would have more complete information about Hypercom’s financial performance when evaluating VeriFone’s proposal. The Company will announce its third quarter 2010 financial results on November 2, 2010.

Mr. Stout continued, “As VeriFone is well aware based on confidential access to our non-public information, we are forecasting revenue and non-GAAP EPS which significantly exceed Wall Street securities analysts’ consensus estimates for the third quarter. Hypercom’s management team is focused on executing on our business plan and has developed excellent relationships with key customers around the world, successfully gaining market share in several important markets. It is disappointing that VeriFone has chosen to publicly announce an opportunistic unsolicited, non-binding proposal to acquire Hypercom on unattractive terms.”
“Hypercom is truly a global company,” said Philippe Tartavull, Hypercom’s Chief Executive Officer and President. “We are winning market share in Europe, Asia and Latin America and have a strong portfolio of products and solutions, including the new and revolutionary L5000 specifically designed for the U.S. retail market. Thanks to Hypercom’s hard working and talented employees, global order demand is at its strongest in recent years. We challenge VeriFone to compete in the marketplace, rather than attempting to destabilize our business.”
UBS Investment Bank is serving as financial advisor and DLA Piper US LLP is serving as legal counsel to Hypercom and its Board of Directors.
About Hypercom
Global payment technology leader Hypercom Corporation delivers a full suite of high security, end-to-end electronic payment products, software solutions and services. The Company’s solutions address the high security electronic transaction needs of banks and other financial institutions, processors, large scale retailers, smaller merchants, quick service restaurants, and users in the transportation, petroleum, healthcare, prepaid, self-service and many other markets. Hypercom solutions enable businesses in more than 100 countries to securely expand their revenues and profits. Hypercom is a founding member of the Secure POS Vendor Alliance (SPVA) and is the second largest provider of electronic payment solutions and services in Western Europe and third largest provider globally.
Forward Looking Information
Hypercom is a registered trademark of Hypercom Corporation.
This press release includes statements that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding market acceptance of new products, product capability and performance, product competitiveness, sales, revenues, EBITDA, profits, market share, the Company’s future prospects and financial performance, the future value of the Company’s common stock, the future value of a potential business combination, the effectiveness of a stockholder rights plan to defend against an inadequate offer to acquire the Company and to allow the Company’s stockholders to realize long term value of their investment in Hypercom common stock. These forward-looking statements are based on management’s current expectations and beliefs and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In particular, factors that could cause actual results to differ materially from those in forward-looking statements include: industry, competitive and technological changes; the loss of, and failure to replace any significant customers; the composition, timing and size of orders from and shipments to major customers; inventory obsolescence; market acceptance of new products and services; compliance with industry standards, certifications and government regulations; the performance of distributors, suppliers, contract manufacturers and subcontractors; the ability to defend against a hostile offer to acquire the Company, including adopting and maintaining a stockholder rights plan in the context of a legal challenge by a potential acquirer; the potential adverse effects on the Company’s business and financial results as a result of a hostile attempt to acquire the Company; risks associated with international operations and foreign currency fluctuations, the state of the U.S. and global economies in general and other risks detailed in our filings with the Securities and Exchange Commission, including the Company’s most recent 10-K and subsequent 10-Qs and 8-Ks. Forward-looking statements speak only as of the date made and are not guarantees of future performance. We undertake no obligation to publicly update or revise any forward-looking statements. HYCF
Contacts

Investors:	Media:

Scott M. Tsujita	Pete Schuddekopf
Hypercom Corporation	Hypercom Corporation
(480) 642.5161	(480) 642.5383
stsujita@hypercom.com	pschuddekopf@hypercom.com

Alan Miller / Jennifer Shotwell / Larry Miller	Steve Frankel / Tim Lynch / Jaime Wert
Innisfree M&A Incorporated	Joele Frank, Wilkinson Brimmer Katcher
(212) 750-5833	(212) 355-4449